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                                                                    EXHIBIT 10.4

                         FIFTH AMENDMENT AND WAIVER TO
                          LOAN AND SECURITY AGREEMENT


          This Fifth Amendment and Waiver to Loan and Security Agreement (this "Amendment"), is made and entered into effective as of the 14th day of May, 1998 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and AMERITRUCK DISTRIBUTION CORP., a Delaware corporation ("Borrower"). This Amendment modifies and amends that certain Loan and Security Agreement, dated May 5, 1997, between Lender and Borrower (the "Agreement"). All terms used herein with initial capital letters, unless otherwise specifically defined herein, shall have the same meanings as set forth in the Agreement. All references to the Agreement shall include the Schedule.

                               R E C I T A L S:

          WHEREAS, Borrower has informed Lender that Borrower is attempting to obtain Twenty Million Dollars ($20,000,000) in connection with a private placement of its capital stock or indebtedness;

          WHEREAS, Borrower has also informed Lender that Events of Default exist as a result of a breach of the Current Ratio, Net Worth, Debt Service Coverage Ratio and Operating Ratio set forth in Section 13.14 of the Agreement for the period ending March 31, 1998 (the "March 31 Events of Default");

          WHEREAS, in connection therewith, Borrower has requested that Lender waive the March 31 Events of Default, and Borrower and Lender desire to amend the Agreement in certain respects;

          WHEREAS, such amendments to the Agreement will provide Borrower with additional loans;

          NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the parties hereto agree as follows:

          1. Waiver. Lender hereby waives the March 31 Events of Default. The
             ------
waiver of the March 31 Events of Default shall not constitute a waiver of any other Events of Default which may exist or hereafter arise under the Agreement or any of the other Loan Documents or an agreement by Lender to waive any other Events of Default. Without limiting the foregoing, Borrower's failure to comply with the covenants contained in Section 13.14 for any period ending after March 31, 1998 shall constitute an Event of Default.

          2. Amendment to Schedule. Subject to the terms and conditions of
             ---------------------
Section 3 below, the Agreement is amended as follows:
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          (a) Section 18.1 of the Agreement shall be amended to add the following definition in the appropriate alphabetical order:

          "Second Additional Availability Period" means the 120 day period
           -------------------------------------
     commencing on May 15, 1998 and ending on the earliest of (A) September 15, 1998, (B) the date a Qualified Private Placement is consummated and (C) the date Borrower notifies Lender in writing of its desire to terminate the Second Additional Availability Period.

          (b) Section 18.1 of the Agreement shall be amended to amend and restate in its entirety the definition of "Qualified Private Placement" as follows:

          "Qualified Private Placement" means any non-public sale of shares of
           ---------------------------
     any class of Borrower's capital stock or indebtedness yielding gross cash proceeds to Borrower of at least Ten Million Dollars ($10,000,000).

          (c) Section 1.1 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     TOTAL FACILITY (Section 1.1):  $60,000,000; provided, that during the
                                                 --------
                                    Second Additional Availability Period, the
                                    Total Facility shall be $62,500,000

          (d) Section 1.2 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     LOANS (SECTION 1.2):

                                    REVOLVING LOANS: A revolving line of credit
                                    (the "Revolving Loans") consisting of loans against Eligible Receivables and against Eligible Equipment in an aggregate outstanding principal amount not to exceed the lesser of:

                                    (a)  Total Facility

                                    (b)  the sum of:

                                         (i)    an amount equal to eighty-five
                                                percent (85%) of the net amount
                                                of the Eligible Receivables that
                                                are billed; plus

                                         (ii)   an amount (not to exceed the
                                                lesser of (A) Four Million
                                                Dollars ($4,000,000) and (B) an
                                                amount equal to three (3)
                                                working days' revenue (based on
                                                the most recent


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                                                monthly financials)) equal to
                                                seventy percent (70%) of
                                                Eligible Receivables that are
                                                unbilled less than five (5)
                                                Business Days; plus

                                         (iii)  an amount equal to the Equipment
                                                Advance Rate multiplied by the
                                                Orderly Liquidation Value of the
                                                Eligible Equipment; plus

                                         (iv)   during the Second Additional
                                                Availability Period only, an
                                                amount equal to the product of
                                                (A) the amount by which seventy-
                                                five percent (75%) exceeds the
                                                Equipment Advance Rate
                                                multiplied by (B) the Orderly
                                                Liquidation Value of the
                                                Eligible Equipment; less

                                         (v)    the aggregate undrawn face
                                                amount of all Letters of Credit
                                                issued under Section 1.4 of this
                                                Agreement; less

                                         (vi)   the amount of the Landlord
                                                Reserve and such other reserves
                                                as Lender, in its reasonable
                                                credit judgment, deems proper
                                                from time to time based on the
                                                results of its examinations,
                                                Appraisals or other credit or
                                                collateral considerations which
                                                indicate a deterioration in
                                                Eligible Receivables or Eligible
                                                Equipment from the date hereof,
                                                such that additional reserves
                                                for Eligible Receivables and/or
                                                Eligible Equipment are
                                                warranted.

                                    Notwithstanding the foregoing, (A) the loans against Eligible Equipment shall not exceed $35,000,000 at any time and (B) the availability described in clause (iv) above shall not be available at any time other than during the Second Additional Availability Period. The Revolving Loans shall be segregated into two tranches: revolving loans under tranche A (the "Revolving A Loans") and revolving loans under tranche B (the "Revolving B Loans"). The maximum outstanding principal amount of Revolving A Loans is Thirty Million Dollars ($30,000,000) and the maximum outstanding principal amount of Revolving


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

                                    B Loans is Thirty Million Dollars
                                    ($30,000,000); provided, that during the
                                                   --------
                                    Second Additional Availability Period, the maximum outstanding principal amount of Revolving B Loans shall be Thirty-Two Million Five Hundred Thousand Dollars ($32,500,000). With respect to each request for a Revolving Loan or Letter of Credit, Borrower shall designate whether such request is for a Revolving A Loan (or under the tranche for Revolving A Loans in the case of Letters of Credit) or a Revolving B Loan (or under the tranche for Revolving B Loans in the case of Letters of Credit). With each request for a Revolving B Loan (or a Letter of Credit to be issued under the tranche for Revolving B Loans), Borrower shall provide Lender with a certificate of the chief financial officer of Borrower, in form and substance satisfactory to Lender that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture, and at the request of Lender, with an opinion of Borrower's counsel that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture.

          (e) The first section of Section 3.1(A) of the Schedule to the Agreement is amended and restated in its entirety as follows:

      INTEREST AND FEES (SECTION 3.1):

                                    A.   INTEREST.
                                         --------

                                    (i)  The Revolving Loans shall bear interest
                                         on the unpaid principal amount thereof
                                         from the date such Revolving Loans are
                                         made and until paid in full at one of
                                         the following rates, as selected by
                                         Borrower from time to time as provided
                                         in this Section 3.1:

                                         (a)
                                                Base Rate Option. That portion
                                                of the outstanding principal
                                                balance of the outstanding
                                                principal balance of the
                                                Revolving Loan subject to this
                                                option shall bear interest at a
                                                fluctuating rate per annum equal
                                                to (A) if the Second Additional
                                                Availability Period has not
                                                ended, the Base Rate plus one
                                                and three-quarters percent
                                                (1.75%) and (B) the Base Rate
                                                plus three-quarters of one

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                                                percent (0.75%) at all other
                                                times; and

                                         (b)    LIBOR Rate Option. That portion
                                                of the outstanding principal
                                                balance of the Revolving Loan
                                                subject to this option shall
                                                bear interest at a fixed rate
                                                per annum equal to (A) if the
                                                Second Additional Availability
                                                Period has not ended, the LIBOR
                                                Rate applicable to such LIBOR
                                                Rate Portion plus three and
                                                three-quarters percent (3.75%)
                                                and (B) the LIBOR Rate
                                                applicable to such LIBOR Rate
                                                Portion plus two and three-
                                                quarters percent (2.75%) at all
                                                other times.

          (f) A new Section 3.1(E) is added to the Schedule to the Agreement as follows:

                                    E.   Fees for Second Additional Availability
                                         ---------------------------------------
                                         Period; Waiver Fee. Borrower shall pay
                                         ------------------
                                         to Lender a Second Additional
                                         Availability Facility Fee equal to One
                                         Hundred Sixty Thousand Dollars
                                         ($160,000) which shall be payable as
                                         follows: (i) Forty Thousand Dollars
                                         ($40,000) on the first day of the
                                         Second Additional Availability Period,
                                         (ii) Thirty Thousand Dollars ($30,000)
                                         on June 15, 1998, (iii) Thirty Thousand
                                         Dollars ($30,000) on July 15, 1998,
                                         (iv) Thirty Thousand Dollars ($30,000)
                                         on August 15, 1998, and (v) Thirty
                                         Thousand Dollars ($30,000) on September
                                         15, 1998; provided that upon
                                         termination of this Agreement or the
                                         Second Additional Availability Period,
                                         the entire unpaid Second Additional
                                         Availability Facility Fee shall be
                                         immediately due and payable. In
                                         addition, Borrower shall also pay to
                                         Lender a Waiver Fee equal to Thirty
                                         Five Thousand Dollars ($35,000) which
                                         shall be payable on the first day of
                                         the Second Additional Availability
                                         Period.

          3. Conditions to Effectiveness. As a condition precedent to the
             ---------------------------
effectiveness of this Amendment, Borrower agrees to fulfill its obligations under Section 4 below.

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          4. Other Agreements. In consideration of providing the waiver set
             ----------------
forth above and amending the Agreement to provide additional loans to Borrower, Borrower agrees to (a) promptly upon the request to Lender, deliver to Lender such documents as Lender shall require and shall have delivered to Borrower to perfect its lien on the vehicles listed on Exhibit A and (b) cause its subsidiary, AmeriTruck, Ltd., an Ohio corporation, to execute and deliver to Lender a guaranty of the obligations of Borrower and a security agreement granting a lien on substantially all of its assets to secure such guaranty.

          5. Confirmation of Liens. This Amendment in no way acts as a release
             ---------------------
or relinquishment of any of the liens, security interests, rights or remedies securing payment of the Loans or of the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

          6. Reaffirmation of the Loan Documents. All terms, conditions and
             -----------------------------------
provisions of the Agreement and the other Loan Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

          7. Representations and Warranties. Borrower represents and warrants to
             ------------------------------
Lender that the execution and delivery by Borrower of this Amendment has been duly and properly made and authorized. The Loan Documents and this Amendment each constitute valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

          8. Benefit of the Amendment. The terms and provisions of this
             ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          9. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

          10. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents, as modified by this Amendment, embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          11. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed

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

counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month, and year first above written.

                                    FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation


                                    By
                                      ----------------------------------------
                                    Name
                                        --------------------------------------
                                    Title
                                         -------------------------------------

                                    AMERITRUCK DISTRIBUTION CORP., a Delaware corporation


                                    By
                                      ----------------------------------------
                                    Name
                                        --------------------------------------
                                    Title
                                         -------------------------------------

                          REAFFIRMATION OF GUARANTORS

                              DATED MAY 14, 1998

          Each of the undersigned hereby (i) confirms that it has read the foregoing Fifth Amendment and Waiver, and (ii) reaffirms its obligations under the Continuing Guaranty that it executed in favor of FINOVA Capital Corporation.


                                    AMERITRUCK EQUIPMENT CORP.
                                    AMERITRUCK LOGISTICS SERVICES, INC.
                                    AMERITRUCK REFRIGERATED TRANSPORT, INC.
                                    CMS TRANSPORTATION SERVICES, INC.
                                    KTL, INC.
                                    SCALES TRANSPORTATION CORPORATION
                                    SCALES LEASING COMPANY, INC.
                                    W&L SERVICES CORP.
                                    W&L MOTOR LINES, INC.
                                    AMERITRUCK OPERATIONS SERVICES, INC.
                                    BEST WAY MOTOR LINES, INC.
                                    PRO-TRANS SERVICES, INC.


                                    By
                                      ----------------------------------------
                                    Name
                                        --------------------------------------
                                    Title                      of each Guarantor
                                         ---------------------

                                   EXHIBIT A


                                 See Attached.